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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of the earliest event reported): NOVEMBER 7, 2005

                          PRIMEDEX HEALTH SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          NEW YORK                       0-19019                 13-3326724
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

                               1510 COTNER AVENUE
                          LOS ANGELES, CALIFORNIA 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD DISCLOSURE

         We are seeking to obtain new senior secured financing in an aggregate amount of up to $180 million (the "SENIOR SECURED FINANCING"), the proceeds of which we expect to use (i) to refinance substantially all of our existing indebtedness and the indebtedness of certain of our affiliates, (ii) to fund ongoing working capital and general corporate needs, and (iii) to pay fees, costs and expenses related to the foregoing.

         We have entered into an engagement letter with Morgan Stanley Senior Funding, Inc. ("MORGAN STANLEY'), Bear, Stearns & Co., Inc. and Bear, Stearns Corporate Lending Inc. (together with its affiliates "BEAR STEARNS"), pursuant to which Morgan Stanley and Bear Stearns will, among other things, act as joint lead arrangers and joint book runners for the Senior Secured Financing and will assist us (on a commercially reasonable best efforts basis) in arranging and syndicating the Senior Secured Financing.

         In connection with obtaining the Senior Secured Financing, our President and Chief Financial Officer intend to conduct meetings with prospective lenders starting on or about November 16, 2005. As part of these meetings, we expect to disclose to the prospective lenders our financial projections for the fiscal year ending October 31, 2005 furnished as Exhibit
99.1 hereto (the "PROJECTIONS"), in whole or in part and possibly with immaterial modifications.

         This report contains financial measures that are not prepared in accordance with generally accepted accounting principles ("GAAP"). EBITDA is net income (loss) plus provision for income taxes, interest expense, depreciation, amortization, and stock based compensation, and less interest and other income (expense), net. EBITDA is a non-GAAP measure of liquidity, and should be viewed as a supplement to, not a substitute for, results of operations presented on a GAAP basis. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, cash flow from operations, net income, or other measures of financial performance prepared in accordance with GAAP.

         The Projections are based upon an analysis of the data available at the time the Projections were prepared and are not guarantees of future performance. Due to the uncertainties inherent in any financial projections, our management is unable to represent or warrant that the information contained in the Projections is without inaccuracies and no assurance can be given or is given that the Projections will be realized. Therefore, while the Projections are necessarily presented with numerical specificity, the actual results achieved for the projected period may vary from the projected results and are subject to significant uncertainties, contingencies, risks and assumptions, many of which are beyond our control. These variations may be material. Accordingly, no representation can be made or is made with respect to the accuracy of the Projections or our ability to achieve the projected results, and the Projections should not be relied upon as a guaranty, representation, or other assurance of the actual results that will occur.

         We do not, as a matter of course, make public projections of our anticipated financial position, results of operations or cash flows. Accordingly, we do not anticipate that we will, and we disclaim any obligation to, furnish updated projections to reflect any changed circumstances, including actual industry performance or the general economic or business climate or other matters affecting the Projections that differ from those upon which the Projections have been based.

         The Projections were not prepared in accordance with standards for projections promulgated by the American Institute of Certified Public Accountants or with a view to compliance with published guidelines of the Securities and Exchange Commission regarding projections or forecasts. Neither our independent registered public accountants nor any other independent accountants have compiled, examined or performed any procedures with respect to the Projections contained herein to determine the reasonableness thereof, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the projected financial information.


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         The information included in this "Item 7.01 Regulation FD Disclosure"
and in the Projections contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements concern, among other things, the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to:

         o economic, competitive, demographic, business and other conditions in our markets;

         o        a decline in patient referrals;

         o changes in the rates or methods of third-party reimbursement for diagnostic imaging services;

         o the enforceability or termination of our contracts with radiology practices;

         o the availability of additional capital to fund capital expenditure requirements;

         o burdensome lawsuits against our contracted radiology practices and us;

         o reduced operating margins due to our managed care contracts and fee arrangements;

         o any failure on our part to comply with state and federal anti-kickback and anti-self-referral laws or any other applicable healthcare regulations;

         o our substantial indebtedness, debt service requirements and liquidity constraints;

         o the interruption of our operations in certain regions due to earthquake or other extraordinary events; and

         o the recruitment and retention of technologists by us or by radiologists of our contracted radiology groups.

         These, and other risks and uncertainties, are detailed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended October 31, 2004 and other Company filings with the Securities and Exchange Commission. We assume no duty to update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

         In accordance with General Instruction B.2 to Form 8-K, the information included in this "Item 7.01 Regulation FD Disclosure" shall be deemed to be "furnished" and shall not be deemed to be "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The disclosure in this Current Report of any information (financial or otherwise) does not constitute an admission that such information is material.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.

EXHIBIT
NUMBER                        DESCRIPTION OF EXHIBIT
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 99.1        Projections for the fiscal year ended October 31, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2005                                   PRIMEDEX HEALTH SYSTEMS, INC.


                                                   /S/ HOWARD G. BERGER
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                                                   Howard G. Berger, M.D.
                                                   PRESIDENT


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